Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2018 Fourth Quarter Results
SCHAUMBURG, IL. - September 13, 2018 - Sparton Corporation (NYSE: SPA) today announced results for the fourth quarter of fiscal year 2018 ended July 1, 2018.
Fourth Quarter Financial Results and Highlights
Joseph J. Hartnett, Interim President & CEO, commented, "We are pleased to report that we closed the 2018 fiscal year with a total backlog of $320 million, made up of $148 million in our MDS segment and $172 million in our ECP segment. Gross margins also closed strong with consolidated gross margins reported at 21.9% for the quarter and 21.2% for the year. While this has been a year of significant challenges on a number of fronts, the management team remains committed to taking the steps necessary to improve our long-term operating performance."
Joseph G. McCormack, Senior Vice President & CFO, commented, “During the 2018 fiscal year, we reduced our total adjusted SG&A to $49.1 million from $50.9 million in the prior fiscal year. While we generated free cash flow of $13.8 million in the fourth quarter of fiscal 2018, we experienced a net outflow of cash for the year of $8.3 million as a result of working capital needs. Working capital was impacted in the current fiscal year by supply shortages in the marketplace of certain electronic components, resulting in higher prices and higher inventory levels caused by accelerated component purchases, and increased accounts receivables principally related to the timing of payments from the U.S. Navy for shipments near year-end.”
Consolidated:
• Net sales of $100.5 million
• Gross profit margin of 21.9%
• SG&A expenses of $15.8 million or 15.7% of sales; adjusted SG&A of $12.4 million, 12.3% of sales
• Earnings per share of $(0.03), adjusted earnings per share of $0.32
• Adjusted EBITDA of $9.3 million, a 9.3% adjusted EBITDA margin
MDS Segment:
• Gross sales of $62.5 million
• Gross profit margin of 11.3%
• Operating loss of $0.6 million
• Adjusted EBITDA of $4.4 million, a 7.1% adjusted EBITDA margin
• New program wins in Q4 have expected revenue of $12.5 million when fully ramped up into production
• Trailing four quarter new program win revenue of $62.8 million, which continues to support our future organic growth
• Backlog of $148 million
ECP Segment:
• Gross sales of $41.1 million
• Gross profit margin of 36.4%
• Operating income of $8.0 million
• Adjusted EBITDA of $9.8 million, a 23.9% adjusted EBITDA margin
• Backlog of $172 million

SELECTED FINANCIAL DATA

	For the Quarters Ended		For the Fiscal Years
	Q4 FY18	Q4 FY17	2018	2017
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$100,470	$104,386	$374,990	$397,562
Gross profit	21,998	21,801	79,398	71,899
Selling and administrative expenses	15,805	14,913	57,637	54,110
Operating income	1,829	4,538	9,531	7,621
Adjusted operating income (non-GAAP)	8,425	7,638	27,576	19,323
Earnings (loss) per share	(0.03)	0.17	(0.84)	0.13
Adjusted earnings per share (non-GAAP)	0.32	0.38	1.42	0.91
EBITDA (non-GAAP)	4,953	7,978	22,704	22,074
Adjusted EBITDA (non-GAAP)	9,316	9,727	33,127	26,741
Adjusted EBITDA margin (non-GAAP)	9.3%	9.3%	8.8%	6.7%
Free cash flow (non-GAAP)	$13,784	$13,895	$(8,345)	$24,572

MDS Segment:
Gross sales	$62,538	$67,046	$235,985	$260,514
Intercompany sales	(3,139)	(2,887)	(12,085)	(10,074)
Net sales	59,399	64,159	223,900	250,440
Gross profit	7,061	9,100	27,178	31,441
Selling and administrative expenses	3,296	3,446	13,609	13,545
Allocation of corporate expenses	2,011	2,456	8,699	9,578
Operating income (loss)	(614)	1,557	(2,103)	1,307
Adjusted segment EBITDA (non-GAAP)	$4,421	6,428	$15,978	$21,337

ECP Segment:
Gross sales	$41,078	$40,264	$151,144	$147,259
Intercompany sales	(7)	(37)	(54)	(137)
Net sales	41,071	40,227	151,090	147,122
Gross profit	14,937	12,701	52,220	40,458
Selling and administrative expenses	4,116	2,709	11,435	10,805
Allocation of corporate expenses	1,341	1,470	4,626	4,903
Operating income	7,984	7,813	32,102	21,593
Adjusted segment EBITDA (non-GAAP)	9,800	9,859	38,823	$28,805
Liquidity and Capital Resources
As of July 1, 2018, Sparton Corporation ("the Company") had $32 million available under its $120 million credit facility that expires in September 2019. On May 3, 2018, the Company entered into Amendment No. 5 to its credit facility which provided for, among other things, increased permitted total funded debt to EBITDA ratio to 4.5x and reduced the facility from $125 million to $120 million. The Company was in compliance with its covenants as of July 1, 2018. Over the term of this agreement, the facility has been modified several times to allow for increases in this ratio, as well as other relief, to provide flexibility during the Company’s exploration of a sale transaction. The most recent amendment to the facility provides for an increase to the leverage ratio through September 30, 2018. We intend to restructure this facility upon its expiration in September 2019, or sooner as conditions dictate, to provide for appropriate ongoing liquidity. Renegotiating this facility will very likely require restructuring our long term debt and will increase the interest rates we pay on our long term debt. Additionally, we may require a further amendment or waiver to our facility after September 30, 2018 to provide for liquidity through the closing of a potential sale transaction or through our negotiation of a new debt structure if no sale transaction is consummated. We believe that we will be able to secure the appropriate debt structure for the Company if no sale transaction is consummated and that our bank group will provide for the necessary amendments or waivers while such a structure is negotiated.
Potential Sale Transaction
On March 5, 2018, the Company announced the termination by the Company and Ultra Electronics Holdings plc (“Ultra”) of their July 7, 2017 merger agreement as a result of the staff of the United States Department of Justice (the “DOJ”) informing the parties that it intended to recommend that the DOJ block the merger. At that time, the Company announced that it will seek to re-engage with parties that previously expressed an interest in acquiring all or a part of the Company and that are in a position to expeditiously proceed to effect such a transaction. There can be no assurance that any such process will result in the execution of a definitive agreement or the completion of a transaction.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from or to operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 119th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.
Filing of Sparton Fiscal 2018 Form 10-K
The Company intends to file its Form 10-K with the Securities Exchange Commission by September 14, 2018.

CONSOLIDATING FINANCIAL INFORMATION - Q4 FISCAL YEAR 2018
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$59,399	$41,071	$100,470
Cost of goods sold	—	52,338	26,134	78,472
Gross profit	—	7,061	14,937	$21,998
Operating expenses:
Selling and administrative	8,393	3,296	4,116	15,805
Selling and administrative - Corp allocations	(3,352)	2,011	1,341	—
Internal research and development	—	—	1,197	1,197
Amortization of intangible assets	—	1,420	299	1,719
Legal settlements	500	948	—	1,448
Total operating expenses	5,541	7,675	6,953	20,169
Income (loss) from operations	(5,541)	(614)	7,984	1,829
Interest expense, net	(2,121)	—	—	(2,121)
Other income (expense)	(4)	(3)	(15)	(22)
Income tax (expense) benefit	122	(86)	—	36
Net income (loss)	$(7,544)	$(703)	$7,969	$(278)
Income per share of common stock:
Basic				$(0.03)
Diluted				(0.03)
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONSOLIDATING FINANCIAL INFORMATION - Q4 FISCAL YEAR 2017
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$64,159	$40,227	$104,386
Cost of goods sold	—	55,059	27,526	82,585
Gross profit	—	9,100	12,701	21,801
Operating expenses:
Selling and administrative	8,758	3,446	2,709	14,913
Selling and administrative - Corp allocations	(3,926)	2,456	1,470	—
Internal research and development	—	—	361	361
Amortization of intangible assets	—	1,641	348	1,989
Total operating expenses	4,832	7,543	4,888	17,263
Income (loss) from operations	(4,832)	1,557	7,813	4,538
Interest expense, net	(1,113)	3	—	(1,110)
Other income (expense)	(3)	16	18	31
Income tax (expense) benefit	(1,692)	(80)	—	(1,772)
Net income (loss)	$(7,640)	$1,496	$7,831	$1,687
Income per share of common stock:
Basic				$0.17
Diluted				0.17
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the Fiscal Years
	2018	2017
	($ in thousands)
Cash Flows from Operating Activities:
Operating activities, net of working capital changes	$14,246	$18,293
Net changes in working capital	(18,355)	13,175
Cash Flows from Operating Activities	(4,109)	31,468
Cash Flows from Investing Activities:
Capital expenditures	(4,236)	(6,896)
Other investing activities	23	22
Cash Flows from Investing Activities	(4,213)	(6,874)
Cash Flows from Financing Activities:
Net change in credit facility	10,000	(22,706)
Other financing activities	(1,506)	(1,032)
Cash Flows from Financing Activities	8,494	(23,738)
Change in Cash and Cash Equivalents	172	856

Cash and Cash Equivalents - Beginning	988	132
Cash and Cash Equivalents - Ending	$1,160	$988

CONDENSED CONSOLIDATED BALANCE SHEETS

	July 1, 2018	July 2, 2017
	($ in thousands)
Assets
Cash and cash equivalents	$1,160	$988
Accounts receivable, net	60,454	45,347
Inventories	72,406	60,248
Prepaid and other current assets	8,444	3,851
Property, plant and equipment, net	32,790	34,455
Goodwill	12,663	12,663
Other intangible assets, net	21,108	28,445
Other assets	22,977	31,146
Total assets	$232,002	$217,143
Liabilities and Shareholders’ Equity
Accounts payable	$28,636	$27,672
Accrued expenses and other current liabilities	38,486	26,580
Credit facility	84,500	74,500
Environmental	4,866	5,468
Pension	690	888
Other non-current liabilities	1,220	167
Shareholders’ Equity	73,604	81,868
Total Liabilities and Shareholders’ Equity	$232,002	$217,143

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - Q4 Fiscal Year 2018
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(7,544)	$(703)	$7,969	$(278)
Interest expense, net	2,121	—	—	2,121
Income tax expense (benefit)	(122)	86	—	(36)
Amortization of intangible assets	—	1,420	299	1,719
Depreciation	587	649	191	1,427
Selling and administrative - Corp allocations	(3,352)	2,011	1,341	—
EBITDA, excluding corporate allocation	(8,310)	3,463	9,800	4,953
Adjustments for nonrecurring operating expenses:
Stock-based compensation	(514)	—	—	(514)
Costs related to potential sale of Company	2,960	—	—	2,960
Legal and other settlements and related legal fees	959	958	—	1,917
Adjusted EBITDA, before corporate allocation	$(4,905)	$4,421	$9,800	$9,316

Adjusted EBITDA, after corporate allocation	$(1,553)	$2,410	$8,459	$9,316

Adjusted EBITDA margin				9.3%

EBITDA Reconciliation (Non-GAAP) - Q4 Fiscal Year 2017
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(7,640)	$1,496	$7,831	$1,687
Interest expense, net	1,113	(3)	—	1,110
Income tax expense (benefit)	1,692	80	—	1,772
Amortization of intangible assets	—	1,641	348	1,989
Depreciation	452	758	210	1,420
Selling and administrative - Corp allocations	(3,926)	2,456	1,470	—
EBITDA, excluding corporate allocation	(8,309)	6,428	9,859	7,978
Adjustments for nonrecurring operating expenses:
Stock-based compensation	638	—	—	638
Costs related to potential sale of company	1,111	—	—	1,111
Adjusted EBITDA, before corporate allocation	$(6,560)	$6,428	$9,859	$9,727

Adjusted EBITDA, after corporate allocation	$(2,634)	$3,972	$8,389	$9,727

Adjusted EBITDA margin				9.3%

Adjusted EPS (Non-GAAP)

	For the Quarters Ended		For the Fiscal Years
	Q4 FY18	Q4 FY17	2018	2017
	(Dollars in thousands, except per share data)
Earnings (loss) per share - diluted, as reported	$(0.03)	$0.17	$(0.84)	$0.13
Nonrecurring items	0.36	0.08	0.78	0.22
Amortization of intangible assets	0.12	0.13	0.54	0.56
Adjustments for Tax Act	(0.13)	—	0.94	—
Adjusted earnings per share	$0.32	$0.38	$1.42	$0.91

Adjustments, net of tax:
Costs related to potential sale of Company	2,131	$722	$5,652	$2,017
Legal and other settlements and related legal fees	1,380	—	2,058	—
Other nonrecurring adjustments	—	—	—	65
Total nonrecurring, net of tax	3,511	722	7,710	2,082
Amortization of intangible assets, net of tax	1,238	1,293	5,283	5,524
Total adjustments, net of tax	4,749	2,015	12,993	7,606
Adjustments for Tax Act	(1,303)	—	9,197	—
Total adjustments	$3,446	$2,015	$22,190	$7,606

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Quarters Ended
	Q4 FY18		Q4 FY17
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$15,805	$1,829	$14,913	$4,538
Percentage of sales	15.7%	1.8%	14.3%	4.3%
Adjustments:
Amortization of intangible assets	—	1,719	—	1,989
Costs related to potential sale of Company	2,960	2,960	1,111	1,111
Legal ad other settlements and related legal fees	469	1,917	—	—
Total adjustments	3,429	6,596	1,111	3,100
As adjusted	$12,376	$8,425	$13,802	$7,638

Adjusted percentage of sales	12.3%	8.4%	13.2%	7.3%

	2018		2017
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	57,637	9,531	$54,111	$7,621
Percentage of sales	15.4%	2.5%	13.6%	1.9%
Adjustments:
Amortization of intangible assets	—	7,337	—	8,498
Costs related to potential sale of Company	7,850	7,850	3,104	3,104
Legal and other settlements and related legal fees	710	2,858	—	—
Other nonrecurring adjustments	—	—	100	100
Total adjustments	8,560	18,045	3,204	11,702
As adjusted	$49,077	$27,576	$50,907	$19,323

Adjusted percentage of sales	13.1%	7.4%	12.8%	4.9%